UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2021

Date of Report (Date of earliest event reported)

Atlantic Capital Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

945 East Paces Ferry Rd. NE, Suite 1600

Atlanta, Georgia 30326

(Address of principal executive offices)

(Zip Code)

(404) 995-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ACBI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 16, 2021, Atlantic Capital Bancshares, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”) for purposes of: (i) approval of the Agreement and Plan of Merger, dated July 22, 2021, by and between the Company and SouthState Corporation. (the “Agreement and Plan of Merger”) and the transactions contemplated thereby (“Merger Proposal”); (ii) approval, on an advisory (non-binding) basis, of the merger-related compensation that the Company’s named executive officers may receive in connection with the merger from the Company (“Compensation Proposal”); and (iii) approval of a proposal to authorize management, if necessary, to adjourn or postpone the Special Meeting to a later date to allow additional time to solicit votes needed to approve the Agreement and Plan of Merger (“Adjournment Proposal”). As of the close of business on October 15, 2021, the record date for the Special Meeting, 20,304,958 shares of common stock, no par value, of the Company (the “Common Stock”) were outstanding and entitled to vote. At the Special Meeting, 15,092,432, or approximately 74.33%, of the outstanding Common Stock entitled to vote were represented in person or by proxy. This constituted a quorum for all matters to be presented at the Special Meeting.

The final voting results for the matters submitted to a vote of shareholders at the Special Meeting are set forth below:

Proposal 1 – Merger Proposal

At the Special Meeting, the Company’s shareholders approved the Agreement and Plan of Merger and the transactions contemplated thereby. The final voting results were as follows:

Votes For	Votes Against	Abstentions
15,067,998	5,838	18,596

Proposal 2 – Compensation Proposal

At the Special Meeting, the Company’s shareholders did not approve, on an advisory (non-binding) basis, the merger-related compensation that the Company’s named executive officers may receive in connection with the merger. The final voting results were as follows:

Votes For	Votes Against	Abstentions
5,697,194	8,399,671	995,567

Proposal 3 – Adjournment Proposal

At the Special Meeting, the Company’s shareholders approved the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the Merger Proposal:

Votes For	Votes Against	Abstentions
11,348,440	3,009,866	734,126

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated: November 17, 2021
	By:	/s/ Patrick T. Oakes
	Name:	Patrick T. Oakes
	Title:	Executive Vice President and Chief Financial Officer